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                      SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.



                                   FORM 8-K



                                CURRENT REPORT



                      Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934





                                 October 19, 1998
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)





                         SAINT ANDREWS GOLF CORPORATION
               ----------------------------------------------------
               Exact name of Registrant as Specified in its Charter



        Nevada                     0-24970               88-0203976
---------------------------    ---------------    ---------------------------
State or Other Jurisdiction    Commission File    IRS Employer Identification
     of Incorporation              Number                   Number



       5325 South Valley View Boulevard, Suite 4, Las Vegas, Nevada 89118
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          Address of Principal Executive Offices, Including Zip Code




                                (702) 798-7777
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               Registrant's Telephone Number, Including Area Code









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ITEM 5.  OTHER EVENTS.

     On October 19, 1998, Saint Andrews Golf Corporation (the "Company") issued 250,000 shares of Series B Convertible Preferred Stock to its majority shareholder, Las Vegas Discount Golf & Tennis, Inc. ("LVDG"), for $2,500,000 in cash. LVDG obtained the funds for this transaction from a private sale of its common stock to ASI Group, L.L.C. ("ASI"). The details of the transaction between LVDG and ASI are reported in a Report on Form 8-K dated October 19, 1998, filed by LVDG. The Company is using the $2,500,000 received from the sale of the Series B Convertible Preferred Stock, together with the proceeds of a $13,500,000 loan which the Company recently obtained from the Nevada State Bank, toward the completion of the Company's All-American SportPark in Las Vegas, Nevada, to pay down short-term debt obligations and for working capital.

     The shares of Series B Convertible Preferred Stock issued to LVDG have a liquidation value of $10.00 per share and may be redeemed by the Company under certain circumstances. Each share is convertible into one share of the Company's Common Stock, is entitled to one vote per share and votes together with the Common Stock as a single class. The Series B Convertible Preferred Stock entitles the holder to receive dividends equal to those paid to the holders of the Company's Common Stock, on an as-converted basis.

     On October 9, 1998, the Company opened its All-American SportPark in Las Vegas. The SportPark has four major attractions: the Pepsi Pavillion, Major League Baseball Slugger Stadium, NASCAR Speedpark, and Allsport Arena.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  EXHIBITS.  The following exhibits are filed herewith:

EXHIBIT
NUMBER     DESCRIPTION                                  LOCATION
-------    -----------                                  --------

 3.1       Certificate of Designation for Series B      Filed herewith
           Convertible Preferred Stock                  electronically

 10.1      Investment Agreement, dated as of October    Filed herewith
           19, 1998, by and between Las Vegas           electronically
           Discount Golf & Tennis, Inc. and Saint
           Andrews Golf Corporation


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   SAINT ANDREWS GOLF CORPORATION



Dated: November 3, 1998            By:/s/ Ronald S. Boreta
                                      Ronald S. Boreta, President




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